                                                                    Exhibit 99.2

        SEVENTH AMENDMENT, WAIVER AND AGREEMENT, dated as of June 8, 1998 (this "Agreement"), among: (i) FPA MEDICAL MANAGEMENT, INC., a Delaware corporation (the "Borrower"); (ii) the several banks and other financial institutions listed on the signature pages of this Agreement (individually, a "Lender," and collectively, the "Lenders"); (iii) BANKBOSTON, N.A., as Administrative Agent (the "Administrative Agent"); and (iv) LEHMAN COMMERCIAL PAPER INC., as Arranger.


                              W I T N E S S E T H :


        WHEREAS, the parties to this Agreement are parties to the Credit Agreement, dated as of June 30, 1997, as amended by (i) the Global Amendment and Assignment and Acceptance, dated as of July 21, 1997, (ii) the Consent and Waiver, dated as of August 12, 1997, (iii) the Second Amendment, Consent and Waiver, dated as of November 21, 1997, (iv) the Third Amendment and Consent, dated as of December 31, 1997, (v) the Fourth Consent, dated as of March 31, 1998, (vi) the Fifth Consent and Waiver, dated as of April 24, 1998 and (vii) the Sixth Amendment, Waiver and Agreement (the "Sixth Amendment"), dated as of May 14, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement"); and

        WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans and other extensions of credit to the Borrower; and

        WHEREAS, the Borrower has requested, and upon this Agreement becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be modified in the manner provided for in this Agreement;

        NOW, THEREFORE, in consideration of the premises, the parties hereto agree as follows:

        SECTION 1. DEFINITIONS.

        1.1 Defined Terms. Unless otherwise defined herein and except as set forth in this Agreement, terms defined in the Credit Agreement are used herein as therein defined, and the following terms shall have the following meanings:

        "Agreement Effective Period" shall mean the period beginning on the Effective Date and ending on July 8, 1998.

        "Effective Date" shall mean the first date on which the conditions precedent specified in subsection 5.1 of this Agreement shall have been satisfied or the satisfaction thereof shall have been waived in accordance with the terms hereof.



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                                                                               2

        SECTION 2. AMENDMENTS TO CREDIT AGREEMENT.

        2.1 Amendment to Section 6.1 of the Credit Agreement. Section 6.1 of the Credit Agreement is hereby amended (1) by adding the word "and" immediately after the semicolon at the end of paragraph (b) thereof and (2) by adding thereto the following paragraph immediately after the end of paragraph (b) thereof:



                "(c) as soon as available, but in any event not later than 30 days after the end of each fiscal month of the Borrower (or, in the case of financial statements for the fiscal month of April 1998, no later than June 17, 1998), the unaudited consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such month and the related unaudited consolidated statements of income and retained earnings and of cash flows of the Borrower and its Subsidiaries for such month and the portion of the fiscal year through the end of such month, setting forth in each case in comparative form the figures for the previous year and, to the extent applicable, the Budget (as defined in the Seventh Amendment), certified by a Responsible Officer of the Borrower as being fairly stated in all material respects (subject to normal year-end audit adjustments);"

        2.2 Amendment to Section 6.2 of the Credit Agreement. Section 6.2 of the Credit Agreement is hereby amended by deleting clause (z) of paragraph (b) thereof in its entirety and substituting in lieu thereof the following:

                "(z) in the case of monthly, quarterly or annual financial statements, a certificate containing all information reasonably necessary for determining compliance by the Borrower and its Subsidiaries with the provisions of this Agreement (including but not limited to calculations demonstrating compliance with Sections 2.9 and 7.1) as of the last day of such fiscal month, fiscal quarter or fiscal year, as the case may be;

        2.3 Amendment to Section 8 of the Credit Agreement. Paragraph (c) of
Section 8 of the Credit Agreement is hereby amended (1) by deleting the semicolon and the word "or" at the end thereof and (2) by adding thereto the following:

        "or Section 4 of the Seventh Amendment, Waiver and Agreement (the "Seventh Amendment") dated as of June 8, 1998, among the Borrower, the Administrative Agent and the Lenders; or"

        SECTION 3. WAIVERS.

        3.1 Waivers Relating to Section 7.1(c) of the Credit Agreement. Subject to the continuing satisfaction of each of the covenants set forth in Section 4 hereof, the Lenders hereby waive any Default or Event of Default under the Credit Agreement during the Agreement Effective Period as a result of (i) the Borrower's failure to comply with Section 7.1(c) of the Credit Agreement for the period of four consecutive fiscal quarters



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                                                                               3

ending March 31, 1998 and for the period of four consecutive fiscal quarters ending June 30, 1998 and (ii) the Borrower's failure to give notice of its failure to comply with Section 7.1(c) of the Credit Agreement for the period of four consecutive fiscal quarters ending March 31, 1998.

        3.2 Waivers Relating to Section 7.9(c) of the Credit Agreement. Subject to the continuing satisfaction of each of the covenants set forth in Section 4 hereof, the Lenders hereby waive any Default or Event of Default under the Credit Agreement during the Agreement Effective Period as a result of (i) the Borrower's failure to comply with the limitation on Permitted Acquisitions during fiscal year 1998 set forth in Section 7.9(c) of the Credit Agreement, due to the inclusion by the Borrower of the full amount of contingent consideration payments relating to certain Permitted Acquisitions in the calculation of the aggregate cost of all Permitted Acquisitions for such period and (ii) the Borrower's failure to give notice of such failure.

        SECTION 4. ADDITIONAL AGREEMENTS AND COVENANTS BY THE BORROWER .

        4.1 Cooperation with Consultants. Consistent with the terms of Section 4.1(d) of the Sixth Amendment, the Borrower hereby confirms, reaffirms and restates its agreement to assist and cooperate with representatives of the consulting firm of Policano & Manzo, LLC (or such other consulting firm as may be retained by the Administrative Agent or its counsel from time to time), acting on behalf of the Administrative Agent, in their review of the preparation and presentation of the financial statements of the Borrower and its Subsidiaries required to be delivered to the Administrative Agent and the Lenders pursuant to the Credit Agreement, and in their performance of such other tasks as directed by the Administrative Agent or its counsel. Consistent with the terms of the Sixth Amendment, and in accordance with Section 10.5 of the Credit Agreement, the Borrower hereby confirms, reaffirms and restates its agreement to pay on demand, or to reimburse the Administrative Agent or the Lenders on demand for, the reasonable fees and disbursements of Policano & Manzo, LLC or any other consultant engaged by the Administrative Agent or its counsel in connection with the foregoing.

        4.2 Inspection of Property; Books and Records; Discussions. Notwithstanding anything to the contrary in the Credit Agreement, the Borrower hereby agrees to permit, at any reasonable time, and as often as may reasonably be desired, representatives of Policano & Manzo, LLC (or such other consulting firm as may be retained by the Administrative Agent or its counsel from time to time), acting on behalf of the Administrative Agent, to visit and inspect any properties of the Borrower and its Subsidiaries and to examine and make abstracts from any of the books and records of the Borrower and its Subsidiaries and to discuss the business, operations, properties and financial and other condition of the Borrower and its Subsidiaries with senior officers of the Borrower and its Subsidiaries and with its independent certified public accountants.

               4.3 Delivery of Detailed Budget. The Borrower shall deliver to the Administrative Agent and each Lender a detailed budget (the "Budget") and any other



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                                                                               4

information delineated on Schedule A attached hereto, at the times and in the forms outlined thereon. The Budget and all such other information shall be accompanied by a certificate of a Responsible Officer of the Borrower stating that the Budget is based on reasonable estimates, information and assumptions and that such Responsible Officer has no reason to believe that such Budget or such other information is incorrect or misleading in any material respect.

        4.4 Limitations on Borrowings. (a) Consistent with the terms of Section
4.2 (a) of the Sixth Amendment, the Borrower hereby agrees that, notwithstanding anything to the contrary in the Credit Agreement, during the Agreement Effective Period, the Borrower shall not have the right to, and shall not, request a borrowing of Revolving Credit Loans or Swing Line Loans, or the issuance of a Letter of Credit.

        (b) Consistent with the terms of Section 4.2(b) of the Sixth Amendment, the Borrower hereby agrees that, notwithstanding anything to the contrary in the Credit Agreement, during the Agreement Effective Period, (i) all outstanding Eurodollar Loans shall automatically be converted to Base Rate Loans at the end of the current Interest Periods with respect thereto and (ii) no outstanding Base Rate Loans may be converted to Eurodollar Loans at any time.

        4.5 Limitation on Acquisitions. Consistent with the terms of Section 4.3 of the Sixth Amendment, the Borrower hereby agrees that, notwithstanding anything to the contrary in the Credit Agreement, during the Agreement Effective Period, the Borrower shall not have the right to, and shall not, consummate any Permitted Acquisitions.

        4.6 Commitment for Additional Capital. The Borrower hereby agrees to exercise all reasonable efforts to deliver a capital plan for the Borrower and its Subsidiaries to the Administrative Agent and the Lenders on or prior to June 30, 1998.

        SECTION 5. MISCELLANEOUS.

               5.1 Effectiveness. This Agreement shall become effective on the date on which (i) the Administrative Agent shall have received counterparts of this Agreement, duly executed and delivered by the Borrower, the Administrative Agent and the Lenders required to execute this Agreement pursuant to Section
10.1 of the Credit Agreement and (ii) the Borrower shall have paid all fees and expenses due and owing under the Credit Agreement, including the reasonable out-of-pocket costs and expenses and retainers of Policano & Manzo, LLC and of counsel to the Administrative Agent for which invoices have been delivered to the Borrower.

               5.2 Amendments and Waivers. This Agreement may be amended, modified or supplemented and waivers of or consents to departures from the provisions hereof or thereof may be given provided the same are in writing and signed by the Borrower, the Administrative Agent and the Lenders required to execute this Agreement pursuant to Section 10.1 of the Credit Agreement.



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        5.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender any right, remedy, power or privilege hereunder or under the Credit Agreement, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or under the Credit Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided herein and under the Credit Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

        5.4 Payment of Fees and Expenses. The Borrower hereby agrees to pay all reasonable costs, fees and expenses of the Administrative Agent, including reasonable attorney's fees, in connection with the preparation, execution and delivery of this Agreement.

        5.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights under this Agreement without the prior written consent of the Lenders required to execute this Agreement pursuant to Section 10.1 of the Credit Agreement.

        5.6 Representations and Warranties. After giving effect to the amendments contained herein, the Borrower hereby confirms, reaffirms and restates on the date hereof the representations and warranties set forth in
Section 4 of the Credit Agreement; provided that each reference in such Section 4 to "this Agreement" shall be deemed to be a reference both to this Agreement and to the Credit Agreement as modified by this Agreement.

        5.7 Continuing Effect; No Other Amendments or Waivers. Except as expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments and waivers contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein.

        5.8 Counterparts. This Agreement may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

        5.9 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.



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                                                                               6

                                     FPA MEDICAL MANAGEMENT, INC.


                                     By: /s/ James A. Lebovitz
                                        Title: Executive Vice President


                                     BANKBOSTON, N.A., as Administrative Agent and as a Lender


                                     By: /s/
                                        Title: Director


                                     LEHMAN COMMERCIAL PAPER INC., as
                                     Arranger and as a Lender


                                     By: /s/ Michele Swanson
                                        Title: Authorized Signatory


                                     ALLIED IRISH BANKS, P.L.C.,
                                     CAYMAN ISLANDS BRANCH


                                     By: /s/ Marcia Meeker
                                        Title: Vice President


                                     By: /s/
                                        Title: Executive Vice President





                                     COMMERCIAL LOAN FUNDING TRUST I
                                     By: Lehman Commercial Paper Inc., not in
                                     its individual capacity but solely as
                                     Administrative Agent



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                                                                               7



                                     By: /s/ Michelle Swanson
                                        Title: Authorized Signatory


                                     DEBT STRATEGIES FUND, INC.


                                     By:
                                        Title:


                                     IMPERIAL BANK


                                     By: /s/ Diana McDonald
                                        Title: Senior Vice President


                                     INDOSUEZ CAPITAL FUNDING II LIMITED
                                     By: Indosuez Capital as Portfolio
                                     Advisor


                                     By:
                                        Title:


                                     THE LONG-TERM CREDIT BANK OF JAPAN,
                                     LTD., LOS ANGELES AGENCY


                                     By: /s/ B. Kelly
                                        Title: Deputy General Manager

                                                                               8
                                     MERRILL LYNCH DEBT STRATEGIES
                                     PORTFOLIO
                                     By: Merrill Lynch Asset Management, L.P.
                                     as Investment Advisor


                                     By:
                                        Title:


                                     MERRILL LYNCH PRIME RATE PORTFOLIO
                                     By: Merrill Lynch Asset Management, L.P.
                                     as Investment Advisor


                                     By:
                                       Title:


                                     MERRILL LYNCH SENIOR FLOATING RATE
                                     FUND, INC.


                                     By:
                                        Title:


                                     THE MITSUBISHI TRUST AND BANKING
                                     CORPORATION, LOS ANGELES AGENCY


                                     By: /s/ Yasushi Satomi
                                        Title: Senior Vice President


                                     NATEXIS BANQUE - BFCE


                                     By:
                                        Title:

                                     By:
                                        Title:


                                     OCTAGON LOAN TRUST,
                                     Octagon Credit Investors, as Manager


                                     By: /s/ James P. Ferguson
                                        Title: Managing Director


                                     THE ROYAL BANK OF SCOTLAND PLC


                                     By: /s/ D. Dougan
                                        Title: Vice President


                                     THE SANWA BANK LIMITED,
                                     LOS ANGELES BRANCH


                                     By:
                                        Title:


                                     SENIOR HIGH INCOME PORTFOLIO, INC.


                                     By:
                                        Title:


                                     SUNTRUST BANK, CENTRAL FLORIDA, N.A.


                                     By: /s/ Janet P. Sammotz
                                        Title: Vice President

                                     VAN KAMPEN AMERICAN CAPITAL PRIME
                                     RATE INCOME TRUST


                                     By: /s/ Jeffrey W. Maillet, Jr.
                                        Title:




                                     VAN KAMPEN CLO I, LIMITED
                                     By: Van Kampen American Capital Management,
                                     Inc., as Collateral Manager


                                     By: /s/ Jeffrey W. Maillet, Jr.
                                        Title:

                                                                      SCHEDULE A


1. Delivery of Detailed Budget: The Borrower shall deliver to the Administrative Agent and each Lender on or prior to July 2, 1998 the Budget for the Borrower and its Subsidiaries on a region-by-region and on a consolidated basis, including, without limitation, a projected balance sheet of the Borrower and its Subsidiaries as of the end of each fiscal month, for the months of June 1998 through December 1998, and the related statements of projected cash flow, projected changes in financial position and projected income for each such monthly period, and, as soon as available, significant revisions, if any, of such projections with respect to each monthly period.

2. Delivery of Cash Flow Forecasts: During the Agreement Effective Period, the Borrower shall deliver to the Administrative Agent and each Lender on the Wednesday of every calendar week, commencing on Wednesday, June 17, 1998, before 5:00 p.m., New York City time, a forecast, in a form satisfactory to the Administrative Agent, of the cash flows, cash balances and line availability of the Borrower and its Subsidiaries for the period of six consecutive calendar weeks beginning in the week in which the applicable Wednesday occurs, together with a comparison of the actual cash flows, cash balances and line availability of the Borrower and its Subsidiaries for the immediately preceding week to the most recently forecasted cash flows of the Borrower and its Subsidiaries.